                         NORTHERN INSTITUTIONAL FUNDS
                        (FORMERLY THE BENCHMARK FUNDS)

                      FIXED INCOME AND EQUITY PORTFOLIOS
                        SUPPLEMENT DATED JULY 29, 1998
                       TO PROSPECTUS DATED APRIL 1, 1998
                           AS REVISED JULY 15, 1998

The section entitled "Portfolio Managers" on pages 61-62 is retitled "Portfolio Management," and the entire section should be replaced with the following:

  The Investment Advisers employ a team approach to the investment management of the Portfolios, relying upon investment professionals in the Investment Services Group. James M. Snyder, Chief Investment Officer and Executive Vice President of The Northern Trust Company ("Northern"), a wholly-owned subsidiary of Northern Trust Corporation, and Chairman and Chief Executive Officer of Northern Trust Quantitative Advisors, Inc. ("NTQA"), oversees the management of all fixed income, equity and money market assets managed by the Investment Advisers and is the head of the Investment Services Group. Below is information regarding the management of each of the actively-managed Fixed Income and Equity Portfolios.

  Mark J. Wirth, Senior Vice President of Northern, is the management team leader for the Bond Portfolio and the Short-Intermediate Bond Portfolio and has had such responsibility for these Funds since 1993. Mr. Wirth joined Northern in 1986 and during the past five years has managed various fixed income portfolios.

  Michael J. Lannan, Vice President of Northern, and Steven M. Schafer, Vice President of Northern, are the management team leaders for the International Bond Portfolio. Mr. Lannan has had such responsibility since 1994 and Mr. Schafer has had such responsibility since July 1998. Mr. Lannan joined Northern in 1986 and during the past five years has managed various fixed income portfolios. Mr. Schafer joined Northern in 1988 and during the past five years has managed various fixed income portfolios and served as credit analyst following both industrial and utility companies.

  The management team leaders for the U.S. Government Securities Portfolio and the Intermediate Bond Portfolio are Mark J. Wirth and Steven M. Schafer. Mr. Wirth has had such responsibility for the Portfolios since July 1998. Mr. Schafer has had such responsibility for the U.S. Government Securities Portfolio since 1995 and for the Intermediate Bond Portfolio since 1997.

  The management team leader for the International Growth Portfolio is Robert
  A. LaFleur, Senior Vice President of Northern. Mr. LaFleur has had such responsibility since 1994. Mr. LaFleur joined Northern in 1982 and during the past five years has managed various international equity portfolios.

  Jon D. Brorson, Senior Vice President of Northern, has led the management teams for the Diversified Growth and Focused Growth Portfolios since 1996, when he joined Northern. From 1990 to 1996, he was with Hartline Investment Corp., where his primary responsibilities included portfolio management, investment research, sales and trading. Mr. Brorson will also be the management team leader for the Global Asset Portfolio after it commences operations.

  The management team leaders for the Balanced Portfolio are Jon D. Brorson and Monty M. Memler. Mr. Brorson has had such responsibility since 1996 and Mr. Memler has had such responsibility since 1993. Mr. Memler, Vice President, joined Northern in 1986 and during the past five years has managed various fixed income portfolios.